UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-27002                94-3333649
         --------                    -------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
   of incorporation or                                    Identification No.)
       organization)

                           599 Menlo Drive, Suite 200,
                            Rocklin, California 95765
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
-------------------------

     Item 7.01  Regulation FD Disclosure
     -----------------------------------

     On March 31, 2005, International DisplayWorks, Inc. (the "Company") signed the final agreements for a new $20 million revolving credit line with Wells Fargo HSBC Trade Bank N.A. The Company previously announced the signing of the commitment letter with Wells Fargo HSBC Trade Bank on a current report of Form 8-K filed on February 22, 2005. The new line will replace an existing $5 million asset-based line and will provide additional working capital along more favorable terms. The new line of credit will be used by the Company meet demand for new orders and to support capital requirements, including the development of the Company's new manufacturing facility. Further information can be found on the attached press release as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

     Item 9.01 Financial Statements and Exhibits

     Exhibit No.              Exhibit Description
     -----------              -------------------
        99                    Press Release dated March 31, 2005, titled
                              "International DisplayWorks, Inc.
                              Completes Agreement for $20 Million Revolving
                              Credit Line With Wells Fargo HSBC Trade Bank N.A."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERNATIONAL DISPLAYWORKS, INC.,
                             a Delaware corporation


Dated:  March 31, 2005       /s/ Alan M. Lefko
                             ------------------
                             Alan M. Lefko,
                             Vice President Finance

                                  EXHIBIT INDEX




     Exhibit No.              Exhibit Description
     -----------              --------------------
        99                    Press Release dated March 31, 2005, titled
                              "International DisplayWorks, Inc.
                              Completes Agreement for $20 Million Revolving
                              Credit Line With Wells Fargo HSBC Trade Bank N.A

                                                                      EXHIBIT 99

                                 [International DisplayWorks, Inc. Logo Omitted]

599 Menlo Drive, Suite 200
Rocklin, CA  95765-3708
Telephone (916) 415-0864 - Fax (916) 415-0645
www.idwk.com


   International DisplayWorks, Inc. Completes Agreement $20 Million Revolving
                Credit Line With Wells Fargo HSBC Trade Bank N.A.

FOR IMMEDIATE RELEASE
---------------------

For additional information contact:
Tom Lacey, CEO                                or     Matthew Hayden, President
International DisplayWorks, Inc.                     Hayden Communications, Inc.
(916) 415-0864                                       (843) 272-4653
                                                     matt@haydenir.com

Rocklin, CA - March 31, 2005. International DisplayWorks,  Inc. ("IDW") (Nasdaq:
IDWK) today reported it has closed on the previously announced $20 million revolving credit line with Wells Fargo HSBC Trade Bank N.A. The new line replaces a $5 million asset-based line of credit provided by Wells Fargo Business Credit and provides additional working capital along with more favorable terms.

IDW's Chief Executive Officer, Tom Lacey, commented, "We now have the capital necessary to fully execute our growth strategy, based on current estimates.

This expanded credit line, which carries more flexibility than our previous credit facility, will provide additional working capital to fund our ongoing growth through the next 12 to 18 months, based on current and anticipated requirements. We are pleased to be working with a bank the caliber of Trade Bank, and we look forward to a long and mutually beneficial banking relationship."

The Wells Fargo HSBC Trade Bank N.A. is an equity joint venture between Wells Fargo & Company and the HSBC Group. The only nationally chartered bank dedicated exclusively to international trade, the Trade Bank offers US companies the advantages of both global reach and comprehensive financial services.

Wells Fargo & Company is a diversified financial services company with $420 billion in assets, providing banking, insurance, investments, mortgage and consumer finance to more than 23 million customers from more than 6,000 stores and the internet (wellsfargo.com) across North America and elsewhere internationally. Wells Fargo Bank, N.A. is the only "Aaa"- rated bank in the United States. Visit Wells Fargo at www.wellsfargo.com

HSBC Holdings plc is headquartered in the UK. The HSBC Group serves over 110 million customers worldwide from more than 9,500 offices in 79 countries and territories in Europe, the Asia-Pacific region, the Americas, the Middle East and Africa. With assets of US$1,034 billion at 31 December 2003, HSBC is one of the world's largest banking and financial services organizations. HSBC is marketed worldwide as `the world's local bank'. Visit HSBC at www.hsbc.com

About International DisplayWorks


International DisplayWorks, Inc. is a manufacturer and designer of high quality liquid crystal displays, modules and assemblies for a variety of customer needs including OEM applications. IDW operates 410,000 square feet of manufacturing facilities in the People's Republic of China (PRC) and employs approximately more than 2,400 people. Sales offices are located in US, Europe, Hong Kong, Singapore, and China. Copies of IDW's 10-K and other documents as filed with the SEC are available through a link on our web site: www.idwk.com.

NOTE: The foregoing is news relating to International DisplayWorks, Inc. ("IDW") and contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. When used in this release, the words "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to IDW or its management, including without limitation, IDW and its subsidiaries, are intended to identify such forward-looking statements. IDW's actual results, performance or achievements could differ materially from the results expressed in, or implied by these forward-looking statements. For more detailed information the reader is referred to IDW's 10-K and other related documents filed with the Securities and Exchange Commission. This does not constitute an offer to buy or sell securities by the Company and is meant purely for informational purposes.